Note 20 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
20.	Commitments and contingencies

(a) Lease commitments

Minimum operating lease payments are as follows:

Year ended December 31
2014	$65,095
2015	55,342
2016	43,743
2017	32,445
2018	26,669
Thereafter	83,424

(b)  Contingencies

In the normal course of operations, the Company is subject to routine claims and litigation incidental to its business.  Litigation currently pending or threatened against the Company includes disputes with former employees and commercial liability claims related to services provided by the Company.  The Company believes resolution of such proceedings, combined with amounts set aside, will not have a material impact on the Company’s financial condition or the results of operations.